                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Integrity Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [INTEGRITY LOGO]
                                 1000 CODY ROAD
                              MOBILE, ALABAMA 36695




                                                                  April 12, 1999

Dear Stockholder:

                You are cordially invited to attend the Annual Meeting of Stockholders of Integrity Incorporated, which will be held at the Adam's Mark, 64 South Waterstreet, Mobile, Alabama 36602, on Friday, May 7, 1999, at 2:00 p.m. local time.

                We look forward to your attendance at the Annual Meeting so that you can vote your shares in person and become better acquainted with members of the Board of Directors and management team. Three items of business, which will be considered and voted upon this year, are explained in the accompanying Proxy Statement. Even if you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope so that your shares may be voted. You will still be able to vote your shares in person if you attend the Annual Meeting.

                If you have any questions about the Proxy Statement or the 1998 Annual Report, please contact Ms. Alison S. Richardson at (334) 633-9000.



                                             Sincerely,


                                             /s/  P. Michael Coleman
                                             P. MICHAEL COLEMAN
                                             Chairman, President and
                                             Chief Executive Officer

                             INTEGRITY INCORPORATED
                                 1000 CODY ROAD
                              MOBILE, ALABAMA 36695

                  NOTICE TO THE HOLDERS OF CLASS A COMMON STOCK
                        OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 1999


         Notice is hereby given to the holders of the $.01 par value per share Class A common stock (the "Class A Common Stock") of Integrity Incorporated (the "Company") that the Annual Meeting of Stockholders (the "Annual Meeting") of the Company will be held at the Adam's Mark, 64 South Waterstreet, Mobile, Alabama 36602, on Friday, May 7, 1999, at 2:00 p.m., local time, for the following purposes:

         (i) To elect five directors to serve until the 2000 Annual Meeting of Stockholders;

         (ii)     To approve the 1999 Long-Term Incentive Plan;

         (iii) To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 1999; and

         (iv) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only those stockholders of record at the close of business on March 12, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.



                                             By Order of the Board of Directors,


                                             /s/  Alison S. Richardson
                                             ALISON S. RICHARDSON
April 12, 1999                               Secretary



         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                             INTEGRITY INCORPORATED
                                 1000 CODY ROAD
                              MOBILE, ALABAMA 36695

                                                                  APRIL 12, 1999

                                 PROXY STATEMENT
                            FOR CLASS A COMMON STOCK
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 1999

                                  INTRODUCTION

        This Proxy Statement is furnished to holders of the $.01 par value per share Class A common stock ("Class A Common Stock") of Integrity Incorporated, a Delaware corporation (the "Company" or "Integrity"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Class A Common Stock for use at the Annual Meeting of Stockholders to be held at 2:00 p.m. local time at the Adam's Mark, 64 South Waterstreet, Mobile, Alabama 36602, on Friday, May 7, 1999, and at any adjournments thereof (the "Annual Meeting").

        The Annual Meeting will be held for the following purposes: (i) to elect five directors to serve until the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified; (ii) to approve the 1999 Long-Term Incentive Plan; (iii) to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 1999; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The Company's mailing address and the location of its principal executive offices is 1000 Cody Road, Mobile, Alabama 36695. This Proxy Statement and the accompanying Proxy are first being mailed to stockholders of the Company on or about April 12, 1999.

STOCKHOLDERS ENTITLED TO VOTE

        Only stockholders of record of the Company at the close of business on March 12, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 2,079,000 shares of the Class A Common Stock issued and outstanding held by approximately 101 stockholders of record and approximately 1,800 beneficial stockholders. In addition, there were 3,435,000 shares of the Company's $.01 par value per share Class B common stock ("Class B Common stock") issued and outstanding held by three stockholders of record. The Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date.

        Pursuant to the Certificate of Incorporation of the Company, holders of Class A Common Stock are entitled to one vote per share. Holders of Class B Common Stock are entitled to ten votes per share. All actions submitted to a vote of stockholders are voted on by holders of Class A and Class B Common Stock voting together as a single class.

QUORUM AND VOTING REQUIREMENTS

        Pursuant to the Company's Bylaws, the holders of shares of the Class A Common Stock and Class B Common Stock entitled to cast a majority of the votes on the matters at issue at the Annual Meeting, present in person or by proxy, shall constitute a quorum. For the purpose of determining the presence of a quorum, abstentions and votes withheld from any nominee will be considered to be "votes entitled to be cast" and therefore will be counted as present for purposes of determining the presence or absence of a quorum. Broker non-votes will not be considered to be "votes entitled to be cast" and will not be counted as present for quorum purposes. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to cast under applicable stock exchange rules because the brokers have not received specific instructions from their customers as to certain proposals and as to which the brokers advised the Company that they lack voting authority.

        Proposal I, the election of five directors, requires the affirmative vote of a plurality of the votes of the shares of Class A Common Stock and Class B Common Stock represented and entitled to vote in the election of directors at the Annual Meeting, provided a quorum is present. With respect to Proposal I, the election of directors, stockholders may (1) vote "for" all five nominees,
(2) "withhold" authority to vote "for" all such nominees, or (3) "withhold" authority to vote for any individual nominee or nominees but vote for all other nominees. Because directors are elected by a plurality neither withholding authority to vote with respect to one or more nominees or a broker non-vote will have an effect on the outcome of the election of directors. Abstentions from voting will have no effect on the outcome of the election of directors.

        Proposal II, the approval of the 1999 Long-Term Incentive Plan, requires the affirmative vote of a majority of the votes of the shares of Class A Common Stock and Class B Common Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present. With respect to Proposal II, the approval of the 1999 Long-Term Incentive Plan, stockholders may (1) vote "for," (2) vote "against," or (3) "abstain" from voting on the proposal. An abstention will have the same effect as a vote "against" while broker non-votes will not be considered "votes entitled to be cast" and will have no effect on the outcome of the approval of the 1999 Long-Term Incentive Plan.

        Proposal III, the ratification of auditors, requires the affirmative vote of a majority of the votes of the shares of Class A Common Stock and Class B Common Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present. With respect to Proposal III, the ratification of auditors, stockholders may (1) vote "for," (2) vote "against," or (3) "abstain" from voting on the proposal. An abstention will have the same effect as a vote "against," while broker non-votes will not be considered "votes entitled to be cast" and will have no effect on the outcome of the ratification of auditors.

PROXIES

        The accompanying proxy card is for use at the Annual Meeting if a stockholder is unable to attend or is able to attend but does not wish to vote in person. Stockholders should specify their choices with regard to each proposal on the enclosed proxy card. All properly executed and dated proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "For" (i) the election of all director nominees, (ii) the approval of the 1999 Long-Term Incentive Plan, and (iii) ratification of PriceWaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 1999. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

        The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. As permitted by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals presented by stockholders for consideration at the Annual Meeting that were submitted to the Company after December 17, 1998. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a director if a director nominee is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

        The giving of a proxy does not affect the right to vote in person should the stockholder attend the Annual Meeting. Any stockholder that has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Alison S. Richardson, the Secretary of the Company, at 1000 Cody Road, Mobile, Alabama 36695, by executing and delivering to Ms. Richardson a proxy card bearing a later date, or by voting in person at the Annual Meeting. If a stockholder is not attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the date preceding the Annual Meeting.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

        The Bylaws of the Company provide that the Board of Directors shall consist of not less than three, nor more than twelve individuals with the exact number of directors determined by resolution of the Board of Directors. Pursuant to the Company's Bylaws, the Board of Directors has set the number of directors of the Company at five and has nominated the following individuals for election by the holders of Class A Common Stock and Class B Common Stock as directors of the Company:

                               P. Michael Coleman
                                 Jean C. Coleman
                               Charles V. Simpson
                               Heeth Varnedoe III
                                Jimmy M. Woodward

        Each director will be elected to hold office until the 2000 Annual Meeting of Stockholders or until their earlier death, resignation or removal. The persons designated as proxies intend to vote the shares represented thereby in favor of the election to the Board of Directors of the nominees whose names appear above, unless either authority to vote for any or all of the nominees is withheld or such proxy has previously been revoked. It is believed that the nominees will be available and able to serve as directors. In the event that a nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other person as they may select. It is anticipated that management stockholders of the Company will vote for the election of the nominees.

        In April 1999, Mr. John B. Ellis informed the Company that he would not be available to serve as a director until the 2000 Annual Meeting of stockholders and, therefore, withdrew his name as a nominee. The Company recognizes Mr. Ellis' five years of exceptional service on its Board of Directors and commends him for his laudable efforts to continually advance the Company's performance. Replacing Mr. Ellis as nominee for director is Mr. Jimmy
M. Woodward.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES OF THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, VOTING TOGETHER AS A SINGLE CLASS, REPRESENTED AND ENTITLED TO VOTE IN THE ELECTION AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.



CERTAIN INFORMATION CONCERNING NOMINEES

        The following table sets forth the names of the nominees for election as directors, their ages, the year in which they were first elected a director, their positions with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning membership on Committees of the Board of Directors, see "Meetings of the Board of Directors and Committees" below. For information concerning directors' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

  NAME AND YEAR FIRST                     POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS DURING AT
  ELECTED DIRECTOR               AGE      LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
  ----------------               ---      --------------------------------------------------
  P. Michael Coleman              45      Mr.  Coleman  co-founded  the  Company  in  1987  when  he and a
       (1987)                             partner    purchased   the   music   operations   of   Integrity
                                          Communications,  Inc. from Charles Simpson  Ministries,  Inc. He has  served  as  Chairman,  President  and the  Chief  Executive
                                          Officer of the Company since 1987.  Prior to 1987,  Mr.  Coleman served as president of several  different  organizations  in the
                                          Christian communications industry.

  Jean C. Coleman                 52      Mrs. Coleman is a full-time homemaker in Mobile,  Alabama and is
       (1993)                             the wife of P. Michael Coleman.

  Charles V. Simpson              62      Mr.  Simpson has been the Senior  Pastor of the Covenant  Church
       (1987)                             of  Mobile  for  more  than  five  years.  Reverend  Simpson  is
                                          Chairman of Charles Simpson Ministries which publishes Christian
                                          Conquest magazine, The Covenant and the Kingdom  curriculum, and a monthly pastoral letter.

  Heeth Varnedoe III              62      Mr.  Varnedoe  was  President  and Chief  Operating  Officer  of
       (1993)                             Flowers   Industries  Inc.,  a  publicly-traded   company  which
                                          produces  bread and other baked  products from 1986 to 1997. Mr.
                                          Varnedoe  continues  to  serve  on the  Board  of  Directors  of
                                          Flowers Industries Inc.

  Jimmy M. Woodward               38      Mr.  Woodward  has been a  director  of Keebler  Foods  Company since  February  1998.  He has  served  as  Treasurer  and Chief
                                          Accounting  Officer of Flowers  Industries  Inc.  since 1997. In
                                          1985,  Mr.  Woodward  joined  Flowers  Industries  Inc.  as  Tax
                                          Accounting Manager and served as Assistant  Treasurer of Flowers
                                          Industries Inc. from 1990 to 1997.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

        Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of Delaware and the Bylaws of the Company. The Company has standing Audit and Compensation Committees of the Board of Directors.

        Audit Committee. The members of the Audit Committee are John B. Ellis (Chairman) and Heeth Varnedoe III. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting during 1998.

        Compensation Committee. The members of the Compensation Committee are Heeth Varnedoe III (Chairman) and John B. Ellis. The function of the Compensation Committee is to review and approve the compensation of executive officers and establish targets and incentive awards under incentive compensation plans of the Company. The Compensation Committee held two meetings during 1998.

        The Board of Directors held four meetings during 1998. Each director, during the period he or she was a director, attended at least 75% of the meetings of the Board of Directors. Each member of a committee, during the period he or she was a committee member, attended at least 75% of the meetings of each committee on which they served.

COMPENSATION OF DIRECTORS

        The Company historically paid a fee of $1,000 for each Board and committee meeting attended by its directors who are not employees of the Company, former employees of the Company or members of the immediate family of a current or former employee of the Company. Beginning in 1998, this director fee was increased to $1,500 for each Board and Committee meeting attended. The Company also reimburses the directors for travel expenses incurred in connection with their activities on behalf of the Company.

        Pursuant to the Integrity Incorporated 1994 Stock Option Plan for Outside Directors (the "Director Plan") adopted by the Company, each director (other than employees, former employees or immediate family members of current or former employees) automatically receives on the day following each annual meeting of stockholders a grant of options to purchase 1,000 shares of Class A Common Stock. Such options will have an exercise price equal to 100% of the fair market value of the Class A Common Stock at the date of grant of such option.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

        Based solely upon information made available to the Company, the following table sets forth certain information with respect to the beneficial ownership of Class A Common Stock and Class B Common Stock as of December 31, 1998, by (i) each person who is known by the Company to beneficially own more than five percent of either Class A or Class B Common Stock; (ii) each nominee for director of the Company; (iii) each of the Named Executive Officers (as defined under "Executive Compensation" below); and (iv) all officers and directors as a group. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Class A or Class B Common Stock beneficially owned by them.


                                                    SHARES OF CLASS A            SHARES OF CLASS B
                                                      COMMON STOCK                  COMMON STOCK               PERCENTAGE OF
NAME AND ADDRESS                                      ------------                  ------------            CLASS A AND CLASS B
OF BENEFICIAL OWNER                             NUMBER      PERCENTAGE (1)     NUMBER     PERCENTAGE (1)     COMMON STOCK (1)
-------------------                             ------      --------------     ------     --------------     ----------------
Societe Generale Asset Management Corp.(2)     264,500          12.7%            --              --                  4.8%
1221 Avenue of the Americas
New York, New York  10020

The Coleman Limited Partnership                     --            --             223,021        6.5%                 4.0%
c/o Mr. P. Michael Coleman
8561 Dawes Lake Road
Mobile, Alabama 36619

P. Michael Coleman (3)                          65,100           3.1%          3,435,000      100.0%                63.5%
Jean C. Coleman                                     --            --             208,633        6.1%                 3.8%
Jimmy M. Woodward                                   --            --                  --         --                   --
Charles V. Simpson (4)                           5,500             *                  --         --                    *
Heeth Varnedoe III (4)                           5,500             *                  --         --                    *
Jerry W. Weimer (5)                             43,000           2.1%                 --         --                    *
Donald J. Moen (6)                              41,189           2.0%                 --         --                    *
Daniel D. McGuffey (7)                          20,000             *                  --         --                    *
Keith J. Manwaring (8)                          10,000             *                  --         --                    *

All executive officers and directors as a      220,589          10.6%          3,435,000      100.0%                66.3%
group (13 persons) (9)

----------------------------------

*       Less than 1%.
(1) Based upon 2,079,000 shares of Class A Common Stock issued and outstanding as of December 31, 1998 and 3,435,000 shares of Class B Common Stock issued and outstanding as of December 31, 1998. Except as indicated, the information presented does not include 525,000 shares of Class A Common Stock reserved for issuance upon exercise of stock options under the Incentive Plan, 25,000 shares of Class A Common Stock reserved for issuance upon exercise of stock options under the Director Plan and 400,000 shares of Class A Common Stock that will be reserved for issuance under the 1999 Long-Term Incentive Plan. Approximately 200,000 shares of Class A Common Stock reserved for issuance under the Incentive Plan will be returned to the Company upon approval of the 1999 Long-Term Incentive Plan. See "Proposal II - 1999 Long-Term Incentive Plan."
(2) Based on a Schedule 13G/A filed on December 31, 1998, Societe Generale Asset Management Corp. has shared voting and dispositive power as to 264,500 shares with its investment advisory client, SoGen International Fund, Inc.
(3) Includes 65,000 shares of Class A Common Stock held by The Coleman Charitable Foundation, Inc. over which Mr. Coleman, as Chairman, has shared voting and dispositive power; 223,021 shares of Class B

        Common Stock held by The Coleman Limited Partnership, over which Mr. Coleman, as General Partner, has sole voting and dispositive power; and 208,633 shares of Class B Common Stock held by Jean C. Coleman.
(4) Includes options to purchase 5,000 shares of Class A Common Stock granted under the Director Plan, which are immediately exercisable.
(5) Includes options to purchase 40,000 shares of Class A Common Stock, which are immediately exercisable.
(6) Includes options to purchase 33,889 shares of Class A Common Stock, which are immediately exercisable.
(7) Includes options to purchase 20,000 shares of Class A Common Stock, which are immediately exercisable.
(8) Includes options to purchase 10,000 shares of Class A Common Stock, which are immediately exercisable.
(9) Includes options to purchase 135,889, shares of Class A Common Stock, which are immediately exercisable.


EXECUTIVE OFFICERS OF THE COMPANY

         Except for Mr. Coleman, discussed above, the following table sets forth the names of the executive officers of the Company, their ages, their positions with the Company and their principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers."


                                   POSITIONS WITH THE COMPANY AND PRINCIPAL
NAME                       AGE     OCCUPATIONS DURING AT LEAST THE PAST FIVE YEARS
----                       ---     -----------------------------------------------
Jerry W. Weimer             51     Mr.  Weimer  joined  the  Company  in  March  1996 as  Executive  Vice
                                   President,  Chief  Operating  Officer.  In this  position,  Mr. Weimer manages and oversees  Integrity's  day-to-day  operations in all areas except finance and  administration.  Mr. Weimer's previous  experience includes  more  than 15  years in the  music  industry.  From  1992 to
                                   1996, he held the position of Executive Vice President of Word,  Inc., the former Christian music division of Thomas Nelson,  Inc., and prior to 1991, he was President of the Gaither  Management  Group,  which is involved in Christian music publishing.

Donald J. Moen              48     Mr. Moen joined the Company as  Creative/Product  Director in February
                                   1988  and  is  currently   Executive   Vice   President  and  Creative
                                   Director.  In this position,  Mr. Moen provides  creative input to the product  creation  process.  Also,  as an artist and  songwriter,  Mr.
                                   Moen has completed numerous  recordings for the Company and has been a worship leader for the Hosanna!  Music series.  In 1994, the Company's musical  "God  With  Us," for  which  Mr.  Moen  was the key  creative director,  won a Dove Award for best  musical.  In 1993, he was a Dove
                                   Award nominee for his recording  "Worship with Don Moen," and in 1992, he was a nominee for his song "God Will Make a Way."

Keith J. Manwaring          52     Mr.  Manwaring  joined the  Company in November  1990 as the  Managing
                                   Director of the Company's  Australian  subsidiary.  In February  1992,
                                   Mr.  Manwaring  transferred to the Company's  headquarters  in Mobile,
                                   Alabama   where  he   assumed   the   position   of  Vice   President,
                                   International,  Church  Resources  and  Special  Sales.  In  September
                                   1995,   certain  areas  of  the  Company  were  restructured  and  Mr.
                                   Manwaring became solely responsible for international  sales as Senior
                                   Vice  President,  International.  In December  1996,  Mr.  Manwaring's
                                   title  was  changed  to  Senior  Vice   President,   General   Manager
                                   International  Group  to  again  reflect  some  restructuring  of  the
                                   Company.

                                   POSITIONS WITH THE COMPANY AND PRINCIPAL
NAME                       AGE     OCCUPATIONS DURING AT LEAST THE PAST FIVE YEARS
----                       ---     -----------------------------------------------
Alison S. Richardson        33     Mrs.  Richardson  joined  the  Company  in  May  1989  as a  Financial
                                   Analyst.  She was promoted to  Accounting  Manager in August 1991,  to the position of Corporate  Controller in April 1992,  Vice  President,
                                   Corporate  Controller  in May 1994,  and to her  current  position  of
                                   Senior  Vice  President  of Finance  and  Administration  in  December
                                   1996. Mrs.  Richardson's  responsibilities  include  management of the accounting  department  and  all  aspects  of  internal  and  external financial  reporting.  She also is responsible for the  administrative
                                   function  of  the  Company,  including  facilities  management,   risk
                                   management,  human resources and  information  systems and operations.
                                   Prior to joining the  Company,  Mrs.  Richardson  was  employed by the national  accounting firm of Pannell,  Kerr, Forster from January 1987 to May 1989.

Daniel D. McGuffey          45     Mr.  McGuffey  joined the  Company  in  December  1996 as Senior  Vice
                                   President,  General  Manager of the  Integrity  Label  Group.  In this position,  he is responsible  for retail  marketing,  sales,  creative
                                   services  and  special  markets.  Prior  to  joining  Integrity,   Mr.
                                   McGuffey  was Vice  President  of  Marketing  and  Sales for Star Song
                                   Communications,  a Christian  music  publisher,  from 1992 to December
                                   1996,   where  he  was   instrumental   in  the  marketing  and  sales
                                   development  of over 30 artists and labels.  He also held the position of Vice  President  of  Marketing  and Sales for Reunion  Records from
                                   1991 to 1992 and began his career in the music  industry  in 1980 with the Sparrow Corporation, a Christian music publisher.

Douglas P. Meduna           42     Mr. Meduna  joined the Company in February 1997 as the Vice  President,
                                   Direct  Response.  As  Vice  President,  Direct  Response,  Mr.  Meduna
                                   provides  general  management for the Direct Response  division.  Prior to accepting  his position  with the Company,  Mr.  Meduna  worked with
                                   Guideposts  Inc.,  a nonprofit  publishing  organization,  for over ten
                                   years.   During  his  time  with  Guideposts,   Mr.  Meduna  served  as
                                   Marketing  Manager,   Circulation  Director,   Marketing  Director  and
                                   finally Development Director.


Robert G. Rist              52     Mr.  Rist  joined the Company on March 31,  1997,  as Vice  President,
                                   Church  Resources.  The  Church  Resources  division  of  the  Company specializes  in providing  material to be used by local  congregations specifically  in the area of worship.  Prior to joining  the  Company,
                                   Mr. Rist served as President  of Warner  Press in  Anderson,  Indiana,
                                   for seven years and prior to that in various  positions at  Alexandria
                                   House, Inc., a music distribution  company in Alexandria,  Indiana for
                                   14 years.

EXECUTIVE COMPENSATION

         The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 1996, 1997 and 1998 for
(i) the President and Chief Executive Officer of the Company; and (ii) the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (determined as of December 31, 1998 and collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                         Long Term Compensation
                                                                         ----------------------
                                              Annual Compensation         Awards         Payouts
                                              -------------------         ------         -------
                                                                        Securities
Name and                                                                Underlying       LTIP             All Other
Principal Position                 Year       Salary         Bonus      Options/SAR      Payouts(1)   Compensation (2)
------------------                 ----       ------         -----      -----------      ----------   ----------------
P. Michael Coleman ..........      1998      $296,206      $ 73,041           --              --      $ 3,652
    Chairman, President and .      1997       282,293        50,000           --              --       20,500
    Chief Executive Officer .      1996       276,042            --           --              --        1,800

Jerry W. Weimer (3) .........      1998       200,000        50,000           --              --        3,585
    Executive Vice President,      1997       175,294        31,000           --              --       17,754
    Chief Operating Officer .      1996       134,616            --      100,000              --        1,632

Donald J. Moen ..............      1998       142,299        40,977           --         $19,440        4,352
    Executive Vice President,      1997       138,727            --           --              --       20,500
    Creative Director .......      1996       136,744            --       40,000(4)           --          770

Daniel D. McGuffey (3) ......      1998       120,386        71,240           --              --        2,700
    Senior Vice President ...      1997       111,758       112,000           --              --        4,750
    Integrity Label Group ...      1996            --            --       50,000              --           --

Keith J. Manwaring ..........      1998       102,102        21,829           --          17,010        4,900
    Senior Vice President, ..      1997        94,925        23,726           --              --        1,686
    General Manager .........      1996        92,610        30,098       35,000(4)           --        1,200
    International Group

----------
(1) Comprised of payments made under the Company's 1995 Cash Incentive Plan. See "--Cash Incentive Plan."
(2) Comprised of contributions made by the Company to the Company's 401(k) Plan and Profit Sharing Plan on behalf of each of the Named Executive Officers.
(3) Mr. Weimer joined the Company in March 1996 and Mr. McGuffey in December 1996, and as a result compensation information is presented for only a portion of the last three fiscal years.
(4) Comprised of units granted under the Company's 1995 Cash Incentive Plan. See "--Cash Incentive Plan."

                          FISCAL YEAR-END OPTION VALUES

                               Number of Securities Underlying         Value of Unexercised
                                     Unexercised Options               In-the-Money Options
      Name                           at Fiscal Year-End(1)              at Fiscal Year-End(2)
      ----                           ---------------------              ---------------------
                                Exercisable      Unexercisable     Exercisable      Unexercisable
                                -----------      -------------     -----------      -------------
      P. Michael Coleman              --                --              --                --

      Jerry W. Weimer             40,000            60,000           $50,744         $76,116

      Donald J. Moen              31,944            27,774             3,888          15,556

      Daniel D. McGuffey          20,000            30,000            37,500          56,250

      Keith J. Manwaring           5,000            20,000            10,000          40,000

-------------

(1)     No options were exercised by the Named Executive Officers in 1998.
(2) Represents the fair market value of a share of Class A Common Stock as of December 31, 1998 of $3.75, less the option exercise price, multiplied by the total number of exercisable or unexercisable options; however; the exercise price of some of the options to purchase shares of Class A Common Stock was higher than the fair market value of the Class A Common Stock as of December 31, 1998 and thus such options were "out-the-money" as of such date.

Employment Arrangements

         Employment Agreements. The Company has entered into an employment agreement (the "Weimer Employment Agreement") with Mr. Weimer for the position of Executive Vice President/Chief Operating Officer. The Weimer Employment Agreement provides for a base salary of $175,000, and Mr. Weimer is eligible to receive cash bonuses under the executive cash bonus compensation system established from time to time by the Company. The term of the Weimer Employment Agreement begins on March 28, 1996, and continues until terminated for death, disability, cause or upon mutual written agreement. The Weimer Employment Agreement also may be terminated after Mr. Weimer has been employed by the Company for at least eighteen (18) months, upon six (6) months prior written notice of termination from the Company to Mr. Weimer. The Company, at its sole discretion, may elect to pay Mr. Weimer an amount equal to his salary for six
(6) months in lieu of providing the above-mentioned notice. The Weimer Employment Agreement contains non-competition, non-solicitation and confidentiality provisions and expressly incorporates the Change in Control Agreement agreed to and executed by Mr. Weimer and the Company.

         In addition, the Company has entered into an employment agreement (the "Moen Employment Agreement") with Mr. Moen for the position of Executive Vice President/Creative Director. The Moen Employment Agreement provides for a non-refundable, non-recoupable cash signing bonus of $25,000 and a base salary of $143,581, and Mr. Moen is eligible to receive cash bonuses under the executive cash bonus compensation system established from time to time by the Company. The term of the Moen Employment Agreement begins on October 1, 1998, and continues for a period of three (3) years from that date, unless earlier terminated for death, disability, cause, or upon mutual written agreement. The Moen Employment Agreement contains non-competition, non-solicitation and confidentiality provisions and expressly incorporates the 1995 Cash Incentive Plan, Severance Agreement and Change in Control Agreement agreed to and executed by Mr. Moen and the Company.

         The Company has also entered into an employment agreement (the "McGuffey Employment Agreement") with Mr. McGuffey for the position of Senior Vice President and General Manager, Integrity Label Group. The McGuffey Employment Agreement currently provides for a base annual salary of

$116,000. The Company also agreed to pay Mr. McGuffey those amounts necessary to cover the commuting and living expenses associated with maintaining two residences, and Mr. McGuffey is eligible to receive an annual cash bonus of $10,000 plus additional cash bonuses for meeting certain performance goals as established from time to time by the Company. The term of the McGuffey Employment Agreement begins on January 1, 1998, and continues until terminated for death, disability, cause or upon mutual written agreement. The McGuffey Employment Agreement also may be terminated upon six (6) months prior written notice of termination from the Company to Mr. McGuffey; however, the Company, at its sole discretion, may elect to pay Mr. McGuffey an amount equal to his salary for six (6) months in lieu of providing such notice. If Mr. McGuffey is terminated upon six months notice, he will be entitled to receive a severance benefit equal to the greater of (1) three times his base salary less 1/12 of his base salary for each full month he has been employed following the date of the McGuffey Employment Agreement, or (2) 1/2 of his base salary. In either case his severance would be reduced by any amount the Company paid Mr. McGuffey in lieu of the six months notice. The McGuffey Employment Agreement contains non-competition, non-solicitation and confidentiality provisions and expressly incorporates the Change in Control Agreement agreed to and executed by Mr. McGuffey and the Company.

         Change in Control Agreements. The Company has entered into change in control agreements (the "Change in Control Agreements") with certain Named Executive Officers as well as other senior officers of the Company. The Change in Control Agreements provide that in the event the officer is employed by the Company at the time of a Change in Control (as defined in the Change in Control Agreement), the officer shall be entitled to supplemental employment benefits should his employment with the Company terminate within 18 months after the Change in Control has occurred. The Change in Control Agreements provide that such termination of employment can be involuntary, other than termination for cause or the result of death, disability, or retirement age, or voluntary, following a material change in the nature or location of his position or a material change in the benefits provided to the officer by the Company. The supplemental benefits that are required to be provided to the officer upon such a termination include a severance payment in an amount equal to one-half of the officer's annual base salary as well as various other benefits including basic life insurance, long-term disability insurance, health insurance and other medical benefits.

         Without the consent of the officer, the terms of the Change in Control Agreement may be terminated or amended by the Company following the first anniversary of its execution at any time prior to the first to occur of (i) a Change in Control, (ii) the public announcement of a proposal for a transaction that, if consummated, will constitute a Change in Control, or (iii) the Board of Directors learns of a proposal for a transaction that, if consummated, would constitute a Change in Control. Upon the occurrence of any of the foregoing events, the Change in Control Agreements continue in effect at such time without termination or further change by the Company until the earlier of (x) 18 months following any Change in Control, or (y) the final withdrawal or termination of a proposal under item (ii) or (iii) that, had it been consummated, would have constituted a Change in Control, at which time the Change in Control Agreement may, once again, be amended or terminated by the Company until one of such events occurs.

         A Change in Control, as defined in the Change in Control Agreements, includes, among other things: a change of control of the Company such that any person, other than current affiliates of the Company, becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; any consolidation, merger or share exchange involving the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property; the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a controlled group of corporations in which the Company is a member.

         Cash Incentive Plan. The Company has adopted the Integrity Incorporated 1995 Cash Incentive Plan (the "Cash Incentive Plan"). Under the Cash Incentive Plan key employees of the Company are eligible to be awarded Units which are payable only in cash. The Units vest in one-fifth increments on each anniversary of the date of grant until vested in full. In addition, a participant becomes fully vested, but not paid, in all of the Units of his or her award on the date which is six months after the occurrence of a Change in Control (as defined in the Cash Incentive Plan) of the Company if he or she is an employee of the Company on such date (such six-month period being referred to as the "Transition Period") or upon his or her termination of employment with the Company as a result of death, disability, retirement after attaining retirement age, or termination by the Company other than for cause during the Transition Period. Participants are entitled to interim payments under the Cash Incentive Plan on January 15 of each of the five years beginning January 15, 1997, unless the participant has previously received a final payment. Participants are entitled to a final payment on January 15, 2001, or January 15 of the year following the participant's termination of employment or next following the end of the Transition Period following a Change in Control. The value of the Units, and the calculation of interim and final payments, is determined based on the difference between the fair market value of a number of shares of the Class A Common Stock of the Company equal to the number of Units at the date of determination and the fair market value of the same number of shares on the date of grant of the Units. The Board of Directors may discontinue the Cash Incentive Plan at any time, and may amend it from time to time; however, no outstanding award under the Cash Incentive Plan may be revoked or altered in a manner unfavorable to the participant without the consent of the participant. In 1995, awards were made under the Cash Incentive Plan to certain of the Named Executive Officers, as well as other senior officers of the Company, which awards, individually, currently do not have a value in excess of $100,000. In 1996, one award was made under the Cash Incentive Plan to one of the Named Executive Officers, which currently does not have a value in excess of $100,000. No further awards were made under the Cash Incentive Plan in 1997 or in 1998.

         Severance Agreements. The Company has entered into severance agreements (the "Severance Agreements") with certain Named Executive Officers as well as other senior officers of the Company. The Severance Agreements provide for the payment of severance benefits to such persons upon their termination of employment by the Company without cause. Such persons are not entitled to severance benefits under the Severance Agreement if they voluntarily resign, quit, abandon their job or cannot perform their duties due to death or disability. In addition, if an officer is entitled to severance benefits upon termination of employment under the terms of a Change in Control Agreement, as described above, the officer shall not be entitled to any benefits under the Severance Agreement.

STOCKHOLDER RETURN COMPARISON.

         The following line graph presentation compares cumulative stockholder returns of the Company with the Nasdaq Stock Market (U.S. Companies) and a Peer Index over the period beginning with the Company's initial public offering on July 1, 1994 through December 31, 1998 (assuming the investment of $100 in the Company's Class A Common Stock, the Nasdaq Stock Market (U.S. Companies) and the Peer Index on July 1, 1994, and reinvestment of all dividends).

                     COMPARISON OF CUMULATIVE TOTAL RETURNS


                                     [CHART]


                           YEAR-END CUMULATIVE RETURNS

                                                                                DECEMBER 31,
                                         1994          1995            1996           1997           1998
                                         ----          ----            ----           ----           ----
    INTEGRITY INCORPORATED                66.7          23.6           18.1            13.9           41.7
    THE NASDAQ STOCK MARKET              107.0         151.3          186.0           227.9          321.2
    PEER INDEX                           105.4         126.5          142.9           214.5          222.6

         Total return calculations for the Nasdaq Stock Market (U.S. Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is based upon the companies comprising the Publishing Index in the Dow Jones Media Industry Group. Specific information regarding the companies comprising the Peer Index will be provided to any stockholder upon request to Alison S. Richardson, at the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         Overview and Philosophy. The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for reviewing and making decisions under a delegation of authority from the Board with respect to salaries, wages, bonuses, stock options and other benefits for officers of the Company.

         The objectives of the Company's executive compensation program are to:

        - Encourage the achievement of Company performance by providing compensation which directly relates to the performance of the individual and the achievement of internal strategic objectives.

        - Establish compensation policies and guidelines that will attract and retain qualified personnel through an overall level of compensation opportunity that is competitive within the Company's industry.

        - Promote a direct relationship between compensation and Company performance by facilitating executive officer stock ownership through stock option awards.

         Overall, the Company's executive officer compensation program is comprised of base salary, annual cash incentive bonus compensation, long-term incentive compensation in the form of stock options, and various other benefits, including a medical plan, which are generally available to all employees of the Company.

         Base Salary. The base salaries for the Company's executive officers vary depending on the responsibilities of the officers. While the executive officer base salary compensation is designed to be competitive with other companies in the Company's industry, the Company believes that bonus compensation described below better serves the compensation philosophy of the Company.

         1998 Cash Incentive Compensation. In order to maximize the common interests of the Company's stockholders and its management, the Company awards cash bonuses based on the Company's operating performance. The Company's budgeted financial performance goals are set at the beginning of each fiscal year and cash bonuses are then awarded in the judgment of the Compensation Committee based on the achievement of budgeted targets and the individual performance of the executive officer. As a result of their performance, eight of the Company's executive officers received cash bonuses in fiscal 1998.

         Stock Options. The stock option programs of the Company are long-term incentive plans for executive officers and employees intended to relate employee and stockholder long-term interests by creating a strong and direct link between compensation and stockholder returns. In general, stock option awards are granted on an annual basis if warranted by the Company's growth and profitability. To encourage long-term performance, options generally vest over a five-year period. The Compensation Committee considers current stock ownership and option holdings in deciding the number of options to be awarded to each recipient. In fiscal 1998, no stock options were granted to any executive officers.

        Compensation of Chief Executive Officer. In fiscal 1998, the Chief Executive Officer of the Company, Mr. P. Michael Coleman, was compensated pursuant to an unwritten employment agreement approved by the Board of Directors of the Company prior to the Company's initial public offering in July 1994. Under the agreement, Mr. Coleman received a base salary of $296,206 during fiscal 1998.

         The Compensation Committee has adopted several plans and agreements designed to assist the Company in retaining key employees of outstanding ability when considering various alternatives to enhance stockholder value, including business transactions with third parties. These plans and agreements are designed to offer key employees an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare by participating in the growth of the Company. Specifically, the Compensation Committee adopted a form of Change in Control Agreement, the Cash Incentive Plan, and a form of Severance Agreement, which were utilized with various key employees. See "Proposal I - Election of Directors -- Executive Compensation -- Employment Arrangements."

         Section 162(m) of the Internal Revenue Code (the "Code") adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term covered employee for this purpose is defined generally as the Chief Executive Officer and the four other highest paid employees of the corporation. Performance-based compensation is outside the scope of the $1 million limitation, and hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by the stockholders. The Compensation Committee has not, and, given the current levels of executive compensation in the Company, does not foresee the need in the immediate future, to formulate a policy for the Company with regard to Section 162(m) and executive compensation. Generally speaking, the Compensation Committee's executive compensation policies are performance-based.

                                    COMPENSATION COMMITTEE
                                        Heeth Varnedoe III
                                        John B. Ellis


CERTAIN TRANSACTIONS

         Donald J. Moen. Mr. Donald J. Moen, Integrity's Executive Vice President and Creative Director, is also one of the Company's exclusive songwriters and artists. Mr. Moen received royalties of $208,149 in 1998.

         The Board of Directors of the Company has adopted a policy which requires that transactions between the Company and its officers, directors or other affiliates shall be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arm's-length basis and, further, that any such transaction shall be approved by a majority of the Company's directors who have no interest in any such transaction.

                                   PROPOSAL II

                          1999 LONG-TERM INCENTIVE PLAN

         The Company currently maintains the Integrity Incorporated Amended and Restated Long-Term Incentive Plan, last amended and restated effective as of May 3, 1996 (the "Prior Plan"). The Prior Plan provides for the granting of options, stock appreciation rights, restricted stock, performance shares, and other stock-based awards to key employees of the Company and its subsidiaries. As of March 12, 1999, there were 204,973 shares of Class A Common Stock remaining available for the grant of awards under the Prior Plan.

         On February 11, 1999, the Board of Directors adopted the Integrity Incorporated 1999 Long-Term Incentive Plan (the "1999 Plan"). The 1999 Plan became effective as of its approval by the Board of Directors, but awards made thereunder, as described below, are contingent upon the stockholders' approval of the 1999 Plan at the Annual Meeting. If the stockholders approve the 1999 Plan, the Company will make no further awards under the Prior Plan and any remaining shares under the Prior Plan will be returned to the Company.

         The Company has reserved for issuance upon the grant or exercise of awards pursuant to the 1999 Plan 400,000 shares of the authorized but unissued shares of Class A Common Stock.

SUMMARY OF THE 1999 PLAN

         A summary of the 1999 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 1999 Plan, which is attached to this Proxy Statement as Appendix A.

         General

         The purpose of the 1999 Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers and directors to those of the stockholders, and by providing such employees, officers and directors with an incentive for outstanding performance. As of March 12, 1999, there were approximately 154 employees (including all current executive officers) and directors eligible to participate in the 1999 Plan.

         The 1999 Plan authorizes the granting of awards to employees, officers and directors of the Company or its subsidiaries in the following forms: (i) options to purchase shares of Class A Common Stock, which may be incentive stock options or nonqualified stock options, (ii) stock appreciation rights ("SARs"),
(iii) performance shares; (iv) restricted stock; or (v) any other right or interest relating to Class A Common Stock or cash. Not more than 50% of the shares authorized under the 1999 Plan may be granted as awards of restricted or unrestricted stock. The maximum number of shares of Class A Common Stock with respect to one or more options and/or SARs that may be granted during any one calendar year under the 1999 Plan to any one participant is 200,000. The maximum fair market value of any awards (other than options and SARs) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the 1999 Plan is $5,000,000. The number of shares available under the 1999 Plan is subject to adjustment by the Committee to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. To the extent that an award is canceled, terminates, expires or lapses for any reason, or is settled in cash, any shares of Class A Common Stock subject to the award will again be available for the grant of an award under the 1999 Plan.

         Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The 1999 Plan is designed to comply with Code Section 162(m) so that the grant of options and SARs under the 1999 Plan, and other awards, such as performance shares, that are conditioned on the performance goals described in Section 12.12 of the 1999 Plan, will be excluded from the calculation of annual compensation for purposes of Code
Section 162(m) and will be fully deductible by the Company. The Board has approved the 1999 Plan for submission to the stockholders in order to permit the grant of awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m).

         Administration

         The 1999 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has the power, authority and discretion to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the 1999 Plan; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the 1999 Plan.

         Awards

         Stock Options. The Committee is authorized to grant options under the 1999 Plan, which may be incentive stock options or nonqualified stock options. All options will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Committee; provided, however that the exercise price may not be less than the fair market value of a share of Class A Common Stock on the date the option is granted. The terms of an incentive stock option must meet the requirements of Section 422 of the Code.

         Upon exercise of any option, payment for shares of Class A Common Stock as to which the option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, shares of Class A Common Stock previously acquired by the optionee, or any combination thereof. If all or part of the exercise price is paid in shares of Class A Common Stock, the value of such shares will be equal to the fair market value of such shares as of the date of exercise.

         Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of an SAR, the participant has the right to receive the excess, if any, of the fair market value of one share of Class A Common Stock on the date of exercise, over the grant price of the SAR, as determined by the Committee, which will not be less than the fair market value of one share of Class A Common Stock on the date of grant. All awards of SARs will be evidenced by an award agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

         Performance Shares. The Committee may grant performance shares to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms or conditions to payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

         Restricted Stock Awards. The Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote the restricted stock or the right to receive dividends, if any, on the restricted stock).

         Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Class A Common Stock, as deemed by the Committee to be consistent with the purposes of the 1999 Plan, including without limitation shares of Class A Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Class A Common Stock, and awards valued by reference to book value of shares of Class A Common Stock or the value of securities of or the performance of specified Parents or Subsidiaries of the Company. The Committee will determine the terms and conditions of any such awards.

         Performance Goals. The Committee may determine that any award will be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the achievement by an individual or a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees, or (e) any combination of the goals set forth in (a) through (d) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any such award, notwithstanding the achievement of a specified goal. If an award is made on such basis, the Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such other date as may be permitted or required under Code Section 162(m)). Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

         Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not cause any option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (ii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

         Acceleration Upon Certain Events. In the event of a Change in Control of the Company (as defined in the 1999 Plan), all outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding awards will lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interests" accounting treatment for a Change in Control transaction that would otherwise qualify for such accounting treatment and is contingent upon qualifying for such accounting treatment. Regardless of whether an event described above shall have occurred, the Committee may in its sole discretion declare all outstanding options, SARs and other awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among participants or among awards in exercising such discretion.

         Termination and Amendment

         The Board or the Committee may, at any time and from time to time, terminate, amend or modify the 1999 Plan without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. The Committee may amend any outstanding award, but such amendment shall not, without the participant's consent, reduce or diminish the value of such award determined as if it had been exercised, vested, cashed in or otherwise settled on the date of such amendment, and provided further that, except as otherwise permitted in the 1999 Plan, the exercise price of any option may not be reduced and the original term of any option may not be extended. No termination, amendment, or modification of the 1999 Plan may adversely affect any award previously granted under the 1999 Plan, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

         Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted nonqualified stock option. However, the participant will realize ordinary income on the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Class A Common Stock acquired upon the exercise of such option over the exercise price, and the Company will be entitled to a corresponding deduction (subject to Code Section 162(m) limitations). The gain, if any, realized upon the subsequent disposition by the participant of the Class A Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

         Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant or the exercise of an incentive stock option. Although the participant will not realize ordinary income upon his exercise of an incentive stock option, the difference between the exercise price and the fair market value of the shares at the time of exercise of the incentive stock option will be treated as an item of tax preference for alternative minimum tax purposes. If the participant holds the shares of Class A Common Stock for the greater of two years after the date the incentive stock option was granted or one year after the acquisition of such shares of Class A Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Class A Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Class A Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the lesser of (i) the gain realized by the participant upon such disposition, or (ii) the excess of the fair market value of the Class A Common Stock purchased at the time of exercise over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to Code Section 162(m) limitations). The gain in excess of such amount realized by the participant as ordinary income would be taxed as a capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

         SARs. Under present federal income tax regulations, a participant receiving an SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to Code
Section 162(m) limitations).

         Performance Shares. Under present federal income tax regulations, a participant receiving performance shares will not recognize income and the Company will not be allowed a tax deduction at the time the award is granted. When a participant receives payment of performance shares, the amount of cash and the fair market value of any shares of Class A Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to Code Section 162(m) limitations)

         Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Class A Common Stock less any amount paid by the participant for such stock, and the Company will be entitled to a corresponding tax deduction at that time (subject to Code
Section 162(m) limitations). A participant will recognize ordinary income on any dividends paid on the shares of restricted stock when such dividends are received, and the Company will have a corresponding deduction (unless the participant elected to recognize income upon grant of the restricted stock, in which event such dividends would not be deductible by the Company).

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

         As of March 12, 1999, awards had been granted or approved for grant under the 1999 Plan to the following persons and groups, which awards are subject to approval of the 1999 Plan at the Annual Meeting. Any future awards under the 1999 Plan will be made at the discretion of the Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the Incentive Plan in the future.

                                                                INCENTIVE PLAN
                                                                --------------
             NAME AND POSITION                   DOLLAR VALUE(1)         NUMBER OF OPTIONS / SHARES OF
             -----------------                   ---------------                RESTRICTED STOCK
                                                                                ----------------
P. Michael Coleman.......................               --                            --
    Chairman of the Board, Chief Executive
    Officer and President
Jerry Weimer.............................             $400,000           100,000 restricted shares(2)
    Chief Operating Officer                                                  100,000 stock options
Donald J. Moen...........................               --                            --
    Executive Vice President, Creative
    Director
Daniel D. McGuffey.......................               --                            --
    Senior Vice President, Integrity Label
    Group
Keith J. Manwaring.......................               --                            --
    Senior Vice President, General Manager
    International Group
All Executive Officers as a Group.......              $400,000             100,000 restricted shares
                                                                             100,000 stock options
Jean C. Coleman..........................               --                            --
    Director Nominee
John B. Ellis............................               --                            --
    Director Nominee
Charles V. Simpson.......................               --                            --
    Director Nominee
Heeth Varnedoe III.......................               --                            --
    Director Nominee
All Non-Executive Directors
    as a Group (including the above).....               --                            --
All Non-Executive Employees
    as a Group...........................               --                            --

----------
         (1) The dollar value of the shares of restricted stock and stock options will vary based on the fair market value of the Class A Common Stock. The value shown is based on the closing price per share of the Class A Common Stock on March 12, 1999, of $4.00.
         (2) The shares of restricted stock awarded to Mr. Weimer will vest at the end of seven years.


        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1999 PLAN. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR APPROVAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES OF THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, VOTING TOGETHER AS A SINGLE CLASS, REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR APPROVAL OF PROPOSAL II.

                                  PROPOSAL III

                        APPROVAL OF SELECTION OF AUDITORS

        The Company's Board of Directors has selected PricewaterhouseCoopers LLP to conduct the annual audit of the financial statements of the Company for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has no financial interest, direct or indirect, in the Company, and does not have any connection with the Company except in its professional capacity as an independent auditor.

        The ratification by the holders of Class A Common Stock of the selection of PricewaterhouseCoopers LLP as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this selection to the holders of Class A Common Stock and the Class B Common Stock. If this selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent auditors for the fiscal year ending December 31, 1999. Even if the selection is ratified, the Board of Directors in its sole discretion may direct the appointment of a different independent accounting firm at any time during the fiscal year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

        The Audit Committee, which is composed of directors who are not employees of the Company, approves in advance all material non-audit services to be provided by PricewaterhouseCoopers LLP and believes that these services have no effect on audit independence.

        Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR RATIFICATION. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES OF THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, VOTING TOGETHER AS A SINGLE CLASS, REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR APPROVAL OF PROPOSAL III.



                              STOCKHOLDER PROPOSALS

        Any proposal which a Company stockholder intends to be presented at the next annual meeting of stockholders to be held in 2000 must be received by the Company on or before December 14, 1999. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

                                  OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during fiscal 1998 all of its officers and directors complied with all applicable filing requirements.

EXPENSES OF SOLICITATION

        The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

MISCELLANEOUS

        Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

AVAILABILITY OF ANNUAL REPORT

        ACCOMPANYING THIS PROXY STATEMENT IS A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1998. STOCKHOLDERS WHO WOULD LIKE ADDITIONAL COPIES OF THE ANNUAL REPORT SHOULD DIRECT THEIR REQUESTS IN WRITING
TO: INTEGRITY INCORPORATED, 1000 CODY ROAD, MOBILE, ALABAMA 36695, ATTENTION:
ALISON S. RICHARDSON.

                                   APPENDIX A

                          1999 LONG-TERM INCENTIVE PLAN

                             INTEGRITY INCORPORATED
                          1999 LONG-TERM INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

        1.1 GENERAL. The purpose of the Integrity Incorporated 1999 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Integrity Incorporated (the "Company"), by linking the personal interests of its employees, officers and directors to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors.

                                    ARTICLE 2
                                 EFFECTIVE DATE

        2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the stockholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which Awards are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan.

                                    ARTICLE 3
                                   DEFINITIONS

        3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                (c)     "Board" means the Board of Directors of the Company.

                (d) "Change in Control" means and includes each of the following:

                        (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 50% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (3) of this definition; or

                        (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                        (3) Consummation of a reorganization, merger, consolidation or share exchange, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                (f) "Committee" means the committee of the Board described in Article 4.

                (g) "Company" means Integrity Incorporated, a Delaware corporation.

                (h) "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).

                (i) "Disability" means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

                (j)     "Effective Date" has the meaning assigned such term in
        Section 2.1.

                (k) "Fair Market Value", on any date, means the closing sales price of the Stock as reported on a securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, provided that if it is determined that the fair market value is not properly reflected by such market quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                (l) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                (m) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

                (n)     "Option" means a right granted to a Participant under
        Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                (o) "Other Stock-Based Award" means a right, granted to a Participant under Article 11, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                (p) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

                (q) "Participant" means a person who, as an employee, officer or director of the Company or any Subsidiary, has been granted an Award under the Plan.

                (r) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                (s) "Plan" means the Integrity Incorporated 1999 Long-Term Incentive Plan, as amended from time to time.

                (t) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                (u) "Stock" means the $0.01 par value Class A common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 13.

                (v) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                (w) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

                (x) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                (y) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 4
                                 ADMINISTRATION

        4.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

        4.2 ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                (a)     Designate Participants;

                (b) Determine the type or types of Awards to be granted to each Participant;

                (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

                (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                (h) Decide all other matters that must be determined in connection with an Award;

                (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                (k) Amend the Plan or any Award Agreement as provided herein.

        4.4. DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

        5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 13.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 400,000, of which not more than 50% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

        5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

        5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 13.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 200,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $5,000,000.

                                    ARTICLE 6
                                   ELIGIBILITY

        6.1. GENERAL. Awards may be granted only to individuals who are employees, officers or directors of the Company or a Parent or Subsidiary.

                                    ARTICLE 7
                                  STOCK OPTIONS

        7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for an Option shall not be less than the Fair Market Value as of the date of the grant.

                (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

                (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

                (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

        7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

                (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock
        Option:

                        (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

                        (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                        (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment.

                        (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                        (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 12.6.

                Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 12, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                (h) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

        8.1. GRANT OF SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                        (1) The Fair Market Value of one share of Stock on the date of exercise; over

                        (2) The grant price of the Stock Appreciation Right as determined by the Committee.

                (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock

        Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                    ARTICLE 9
                               PERFORMANCE SHARES

        9.1. GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

        9.2. RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

        9.3. OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                             RESTRICTED STOCK AWARDS

        10.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

        10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

        10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                            OTHER STOCK-BASED AWARDS

        11.1. GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 12
                         PROVISIONS APPLICABLE TO AWARDS

        12.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        12.2. EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 13.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

        12.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

        12.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

        12.5. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and
(iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

        12.6 BENEFICIARIES. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        12.7. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

        12.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

        12.9. ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

        12.10. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 12.8 or 12.9 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 12.10.

        12.11   EFFECT OF ACCELERATION. If an Award is accelerated under Section
12.8 or 12.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

        12.12. PERFORMANCE GOALS. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the achievement by an individual or a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

        12.13. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                   ARTICLE 13
                          CHANGES IN CAPITAL STRUCTURE

        13.1. GENERAL. In the event a stock dividend is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 15.2, there shall be made such other equitable adjustment as the Committee shall approve.


                                   ARTICLE 14
                    AMENDMENT, MODIFICATION AND TERMINATION

        14.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

        14.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination, and provided further that, except as otherwise permitted in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 15
                               GENERAL PROVISIONS

        15.1. NO RIGHTS TO AWARDS. No Participant or eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

        15.2. NO STOCKHOLDER RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

        15.3. WITHHOLDING. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

        15.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Parent or Subsidiary.

        l6.5.   UNFUNDED STATUS OF AWARDS. The Plan is intended to be an
"unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

        15.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

        15.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

        15.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        15.11. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

        15.12. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

        15.14 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

        The foregoing is hereby acknowledged as being the Integrity Incorporated 1999 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on February 11, 1999, and to be submitted to the Company's stockholders at the 1999 Annual Meeting of Stockholders.

                                        Integrity Incorporated


                                        By: /s/ P. Michael Coleman
                                           -------------------------------------
                                        Its: President
                                            ------------------------------------

PROXY                        INTEGRITY INCORPORATED
                                MOBILE, ALABAMA
                         ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of Integrity Incorporated (the "Company"), Mobile, Alabama, hereby constitutes and appoints P. Michael Coleman or Alison S. Richardson, or either one of them, each with full power of substitution, to vote the number of shares of Class A Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Adam's Mark, 64 South Waterstreet, Mobile, Alabama, 36602, on Friday, May 7, 1999, at 2:00 p.m., local time, or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated April 12, 1999, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any stockholder proposals subsequently presented for a vote of the stockholders at the Annual Meeting, as well as on the election of any person as a director if any nominee named herein is unable to serve or for good cause will not serve, and on matters incident to the Annual Meeting and any adjournments thereof. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1. ELECTION OF DIRECTORS. On the proposal to elect the following slate of directors to serve until the 2000 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified:

  P. Michael Coleman, Jean C. Coleman, Charles V. Simpson, Heeth Varnedoe III,
                               Jimmy M. Woodward

   FOR [ ]                                            [ ] WITHHOLD AUTHORITY

   To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:

  ---------------------------------------------------------------------------

2. 1999 LONG-TERM INCENTIVE PLAN. On the proposal to approve the 1999 Long-Term Incentive Plan:

                 FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

3. SELECTION OF AUDITORS. On the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999:
                 FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

             (Continued and to be dated and signed on reverse side)

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND WITH DISCRETIONARY AUTHORITY ON CERTAIN OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

   Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  Shares Held:
                                                              ------------------

                                                  ------------------------------

                                                  Signature of Stockholder

                                                  ------------------------------

                                                  Signature of Stockholder (If
                                                  held jointly)

                                                  Date:                   , 1999
                                                       -------------------
                                                          Month     Day

THIS PROXY IS SOLICITED ON BEHALF OF INTEGRITY INCORPORATED'S BOARD OF DIRECTORS
                                   AND MAY BE
               REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.